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                                                                   EXHIBIT 21

                         Sunrise Assisted Living, Inc.
                              List of Subsidiaries

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
                                                      Direct or Indirect       Jurisdiction
Subsidiaries                                              Ownership          of Incorporation
------------                                          ------------------     ----------------
Sunrise Terrace, Inc.                                       100%                Virginia
Sunrise Development, Inc.                                   100%                Virginia
Sunrise Assisted Living
     Investments, Inc.                                      100%                Virginia
Sunrise Assisted Living
     Limited Partnership                                    100%                Virginia
Sunrise Assisted Limited Partnership                        100%                Virginia
Sunrise at Gardner Park
     Limited Partnership                                     50%                Massachusetts
Sunrise of Raleigh, LLC                                      50%                North Carolina
Sunrise Village House, LLC                                   80%                Maryland
Sunrise Assisted Living
     Limited Partnership II                                 100%                Virginia
Sunrise Assisted Living
     Limited Partnership III                                100%                Pennsylvania
Sunrise Assisted Living
     Limited Partnership IV                                 100%                New Jersey
Sunrise Assisted Living
     Limited Partnership V                                  100%                New Jersey
Sunrise Assisted Living
     Limited Partnership VI                                 100%                New Jersey
Sunrise Assisted Living
     Limited Partnership VII                                100%                Maryland
Sunrise Assisted Living
     Limited Partnership VIII                               100%                California
Sunrise Assisted Living of Abington, L.P.                   100%                Pennsylvania
Sunrise Assisted Living of Granite Run, L.P.                100%                Pennsylvania
Sunrise Assisted Living of Franconia, L.P.                  100%                Virginia
Independence Home Care
     Agency, Inc.                                           100%                Washington
Sunrise Homes of Towson LLC                                 100%                Maryland
Sunrise East Assisted Living
     Limited Partnership                                    100%                Virginia
Sunrise of Alexandria
     Assisted Living, L.P.                                  100%                Virginia
Sunrise of Rockville Assisted
     Living Limited Partnership                             100%                Maryland
Sunrise Huntcliff Assisted
     Living Limited Partnership                             100%                Georgia
Sunrise Augusta Assisted
     Living Limited Partnership                             100%                Georgia
Sunrise Columbus Assisted
     Living Limited Partnership                             100%                Georgia
Sunrise Greenville Assisted
     Living Limited Partnership                             100%                South Carolina
Sunrise Northshore Assisted
     Living Limited Partnership                             100%                Florida
Sunrise of Westfield Assisted
     Living, L.P.                                           100%                Maryland
NAH/Sunrise Severna Park, LLC                                50%                Maryland
Sunrise Wayland Assisted
     Living Limited Partnership                             100%                Massachusetts
Sunrise Norwood Assisted
     Living Limited Partnership                             100%                Massachusetts
Sunrise Napa Assisted
     Living Limited Partnership                             100%                California
Sunrise Walnut Creek Assisted
     Living Limited Partnership                             100%                California
Sunrise West Assisted Living
     Limited Partnership                                    100%                California
Sunrise Sterling Canyon Assisted
     Living Limited Partnership                             100%                California
Sunrise Decatur Assisted
     Living Limited Partnership                             100%                Georgia
Sunrise Ivey Ridge Assisted
     Living Limited Partnership                             100%                Georgia
Sunrise East Cobb Assisted
     Living Limited Partnership                             100%                Georgia
Sunrise Glen Cove Assisted
     Living Limited Partnership                             100%                New York
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